UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2006

THE STALLION GROUP

(Exact name of registrant as specified in its charter)

Nevada	333-118360	98-0429182
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

604 – 700 West Pender Street, Vancouver, B.C., Canada V6C 1G8 phone: (604) 602-1650 fax: (604) 602-1625
(Address and telephone number of principal executive office)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a material definitive agreement

The Registrant entered into an agreement on August 2, 2006 with Griffin & Griffin Exploration LLC which covers two proposed drilling programs to be conducted by Griffin & Griffin.  The Registrant will fund 30% of its pro-rata share of the drilling costs.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Agreement with Griffin & Griffin Exploration L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date
/s/ “Gerald W. Williams”	President, Chief Executive Officer (Principal Executive Officer), Secretary and a member of the Board of Directors	August 10, 2006

EXHIBIT INDEX

Exhibit No. 99.1

Agreement with Griffin & Griffin Exploration L.L.C.